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                                                                 EXHIBIT 23.01


                          INDEPENDENT AUDITOR'S CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-103229, 333-96957 of Plumas Bancorp on Form S-8 or our report, dated January 17, 2003, appearing in the Annual Report on Form 10-KSB of Plumas Bancorp for the year ended December 31, 2002.

/s/ Perry-Smith LLP
Sacramento, California
March 28, 2003